Filed pursuant to Rule 497(e)
Registration Nos. 333-179562; 811-22668

Supplement Dated

April 27, 2023

to the
AAM S&P Developed Markets High Dividend Value ETF (DMDV)
AAM S&P Emerging Markets High Dividend Value ETF (EEMD)
AAM Low Duration Preferred and Income Securities ETF (PFLD)
AAM S&P 500 High Dividend Value ETF (SPDV)
AAM Transformers ETF (TRFM)
(each a “Fund,” and collectively, the “Funds”)

Summary Prospectuses, Prospectus, and Statement of Additional Information (“SAI”),
each dated February 28, 2023

each a series of ETF Series Solutions (the “Trust”)

Notice of Potential Ownership Change

Vident Investment Advisory, LLC (“VIA”) serves as the current sub-adviser to the Funds pursuant to an investment sub-advisory agreement among VIA, the Trust, and Advisors Asset Management, Inc. (the “Adviser”) the Funds’ adviser (the “Current Sub-Advisory Agreement”).

Pursuant to a membership interest purchase agreement signed on March 24, 2023, Vident Capital Holdings, LLC, a subsidiary of MM VAM, LLC, is expected to acquire Vident Advisory, LLC (the “Transaction”). Prior to the close of the Transaction, VIA will be wound up and all assets and liabilities will be transferred to Vident Advisory, LLC (“VA”). MM VAM, LLC is an entity controlled by Casey Crawford. As of the closing date, Mr. Crawford will effectively control VA. The Transaction is expected to be completed in the third quarter of 2023. Upon the close of the Transaction, pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Current Sub-Advisory Agreement will automatically terminate.

In anticipation of the termination of the Current Sub-Advisory Agreement, VA is seeking to enter into a new investment sub-advisory agreement among the Trust and the Adviser (the “New Sub-Advisory Agreement”).

At a meeting of the Board of Trustees of the Trust (the “Board”), held on April 20, 2023, the Board, including a majority of the trustees who are not interested persons of the Trust (as defined by the 1940 Act), approved the New Investment Sub-Advisory Agreement among the Trust, the Adviser, and VA. There will be no change to the Funds’ portfolio managers, investment objective, principal investment strategy, or investment policies in connection with the Transaction.

Under the New Sub-Advisory Agreement, VA will receive the same compensation VIA receives under the Current Sub-Advisory Agreement. The Board has the authority, pursuant to an exemptive order granted by the SEC, to enter into subadvisory agreements without a shareholder vote under certain conditions. A notice will be sent to shareholders with information on how to access an Information Statement that will include information about the New Sub-Advisory Agreement.

Please retain this Supplement for future reference.